UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report
May 31, 2024

WESTERN ASSET
GLOBAL HIGH INCOME
FUND INC. (EHI)

Fund objectives
The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.
What’s inside

II
Western Asset Global High Income Fund Inc.

Letter from the chairman
Dear Shareholder,
We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
Effective March 1, 2024, the named portfolio management team responsible for the day-to-day oversight of the Fund became as follows: Michael Buchanan, Ryan Brist, Ian Edmonds, Walter Kilcullen, Christopher Kilpatrick and Chia- Liang (CL) Lian.
Subsequent event notice
Effective June 3, 2024, Chia-Liang (CL) Lian no longer serves as a member of the Fund’s portfolio management team.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA
Chairman, President and Chief Executive Officer
June 28, 2024
Western Asset Global High Income Fund Inc.

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is high current income and its secondary investment objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment grade and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes. If a security is rated by multiple nationally recognized statistical rating organizations (NRSROs) and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.
At Western Asset Management Company, LLC (Western Asset), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Ryan K. Brist, Ian Edmonds, Walter Kilcullen and Christopher F. Kilpatrick.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The fixed income market experienced periods of elevated volatility but modestly rose during the twelve months ended May 31, 2024. The market was impacted by several factors, including initial fears of an economic recession, persistent inflation, and shifting expectations in U.S. Federal Reserve (Fed) monetary policy. The market ended 2023 on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. However, since July 2023, the Fed has kept rates at a 22-year high and indicated it would take a measured approach, which pushed back expectations in terms of the timing for rate cuts. Meanwhile, there were signs that the central bank would orchestrate a “soft landing” for the economy.
Both short- and longer-term U.S. Treasury yields rose during the reporting period. Two-year yields began the period at 4.40% and ended at 4.89%. Their low of 4.14% was on January 12, 2024, and their peak of 5.19% occurred on October 17 and 18, 2023. Ten-year yields began the reporting period at 3.64% (their low for the period) and ended the reporting period at 4.51%. Their peak of 4.98% occurred on October 19, 2023.
All told, the Bloomberg U.S. Aggregate Indexi returned 1.31% for the twelve months ended May 31, 2024. Riskier fixed-income securities, including high-yield bonds and emerging
Western Asset Global High Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
market debt, produced significantly better results. For the reporting period, the Bloomberg U.S. Corporate High Yield — 2%ii Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (EMBI Global)iii returned 11.23% and 9.71%, respectively.
Q. How did we respond to these changing market conditions?
A. A number of changes were made to the portfolio during the reporting period. We increased our opportunistic allocation to senior secured bank loans and commercial mortgage-backed securities (CMBS). We favored adding floating-rate securities given that we borrow on a floating-rate basis, and we felt this could help offset the Fund’s cost of capital from elevated short-term rates. To fund these additions, we trimmed our allocations to emerging market debt and below investment-grade corporate bonds. From a quality ratings perspective, we continued to focus on bonds rated B, BB and BBB rather than lower quality issuers. At period-end, roughly 75% of the portfolio held bonds rated B or higher.
We tactically utilized leverage in the Fund during the reporting period. We ended the period with leverage as a percentage of total assets of approximately 34%, versus roughly 32% when the period began. The use of leverage contributed to results given the positive total returns posted by most fixed income asset classes.
Performance review
For the twelve months ended May 31, 2024, Western Asset Global High Income Fund Inc. returned 12.34% based on its net asset value (NAV)iv and 17.46% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index, the EMBI Global and the Composite Indexv, returned 1.31%, 11.23%, 9.71% and 7.35%, respectively, for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.81 per share of which $0.29 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2024. Past performance is no guarantee of future results.
*
For the character of distributions paid during the fiscal year ended May 31, 2024, please refer to page 55 of this report.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Performance Snapshot as of May 31, 2024
Price Per Share	12-Month Total Return**
$7.17 (NAV)	12.34%†
$6.96 (Market Price)	17.46%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. The Fund meaningfully outperformed the Bloomberg U.S. Aggregate Bond Index for the twelve-month reporting period ended May 31, 2024. Within our developed market, high-yield allocation, several positions contributed to Fund performance. The Fund’s overweight positions in the energy sector were notable, given positive fundamental performance and measured capital allocation policies. Top-performing issuers included Western Midstream Operating LP, EQM Midstream Partners, and Williams Companies, Inc. Front-end positioning in a stressed communications company EchoStar Corp. also was beneficial. EchoStar is pursuing a liability management exercise (LME), a strategy used to manage a company’s debt. We felt the company had liquidity, as well as other options to satisfy the near-term maturity. We were overweight to the issuer’s March 2024 maturity, which outperformed the market and paid par plus accrued interest during the period.
The Fund’s issuers in the transportation space also posted positive fundamental results. In general, rating agency actions shifted toward the positive, which benefited the sector. The Fund’s top contributors included: Carnival Corp., Norwegian Cruise Lines (NCL Corp. Ltd.), aircraft leasing company Global Aircraft Leasing Co., and Delta Airlines, Inc.
Our allocation to emerging markets also was beneficial. Specifically, in the energy space, commodity prices remained elevated due to geopolitical concerns and supply and demand dynamics. Top performers in this space included Columbian energy company Ecopetrol SA., Brazil’s Petrobras Global Finance BV, and Argentina’s YPF SA. Additionally, in emerging markets, the Fund’s overweight exposure to Mexican local sovereign debt performed well. Given heightened geopolitical uncertainty, manufacturing may shift away from China, which could benefit Mexico over the longer-term, in our view.
The Fund’s overweight to secured bank loans also contributed to returns. Positive contributors included transportation company United Airlines, Inc. and gaming operator Caesars Entertainment, Inc.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
Overall, our allocation to investment-grade-rated corporate debt had a marginal positive impact on Fund performance driven by a handful of overweights. Global financials stabilized following the Swiss government’s forced takeover of Credit Suisse by UBS in March 2023. Additionally, regional bank stress in the U.S. dissipated as the reporting period progressed. The Fund benefited from subordinated exposures to several large global money center banks, such as Lloyds Bank PLC., UniCredit Bank SA, and BNP Paribas SA.
Q. What were the leading detractors from performance?
A. While the Fund outperformed its benchmarks, there were a handful of positions that were not rewarded during the reporting period. Specifically, issuers that either engaged in or were rumored to be contemplating an LME performed poorly. Overweight allocations to Spirit Airlines Inc. (Spirit Loyalty KY LTD/IP), global packaging company Ardagh Packaging Finance PLC, and a U.S. technology company CommScope Inc. were among the Fund’s detractors from performance.
Within our bank loan allocation, two issuer overweights were marginal detractors from performance during the period. An overweight allocation to secured debt of radio station operator iHeart Communications, Inc. detracted from performance. The company posted fundamental results that were roughly in line with expectations. However, management anticipated a more challenging environment in the second half of 2024, which cautioned the market. We believed iHeart Communications was positioned to benefit from the upcoming political advertising season. An overweight allocation to Weight Watchers International, Inc. secured loans was a small detractor. The company’s lead shareholder, Oprah Winfrey, stepped down as a member of the board of directors citing a “conflict of interest.” Additionally, Weight Watchers posted disappointing fundamental results during the reporting period.
Looking for additional information?
The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
June 20, 2024
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of May 31, 2024, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 34 for a list and percentage breakdown of the Fund’s holdings.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2024, were: energy (26.2%), sovereign bonds (26.0%), consumer discretionary (25.4%), financials (19.4%), and industrials (15.5%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii
The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
iii
The Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
v
The Composite Index reflects the blended rate of return of the following underlying indices: 33 1/3% Bloomberg U.S. Aggregate Index, 33 1/3% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and 33 1/3% JPMorgan Emerging Markets Bond Index Global.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

25%
20%
15%
10%
5%
0%
As of May 31, 2024
As of May 31, 2023
16.9
19.5
16.8
12.3
16.4
16.8
12.5
13.0
10.0
10.9
8.9
11.2
4.0
4.1
3.4
4.8
2.9
0.0
2.4
1.6
1.8
1.5
1.2
0.7
1.1
1.8
0.9
1.5
0.8
0.3
Energy
Sovereign bonds
Consumer discretionary
Financials
Industrials
Communication services
Materials
Health care
Collateralized mortgage obligations
Information technology
Utilities
Consumer staples
U.S. government & agency obligations
Real estate
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2024 and May 31, 2023 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 5/31/24	12.34%
Five Years Ended 5/31/24	1.34
Ten Years Ended 5/31/24	2.49
Cumulative total returns[1]
5/31/14 through 5/31/24	27.88%

Market Price
Average annual total returns[2]
Twelve Months Ended 5/31/24	17.46%
Five Years Ended 5/31/24	3.11
Ten Years Ended 5/31/24	3.47
Cumulative total returns[2]
5/31/14 through 5/31/24	40.70%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Historical performance
Value of $10,000 invested in
Western Asset Global High Income Fund Inc. vs. Benchmark Indices† — May 2014 - May 2024

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in Western Asset Global High Income Fund Inc. on May 31, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through May 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index, JPMorgan Emerging Markets Bond Index Global and the Composite Index (together, the “Indices”). The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Composite Index reflects the blended rate of return of the following underlying indices: 33 1/3% Bloomberg U.S. Aggregate Index, 33 1/3% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and 33 1/3% JPMorgan Emerging Markets Bond Index Global. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 108.9%
Communication Services — 12.0%
Diversified Telecommunication Services — 3.3%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	750,000	$593,249 (a)(b)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	1,390,000	1,034,508 (a)(b)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	470,000	174,352 (a)
Altice France Holding SA, Senior Secured Notes	6.000%	2/15/28	1,150,000	359,073 (a)
Altice France SA, Senior Secured Notes	5.500%	1/15/28	210,000	147,256 (a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	750,000	504,585 (a)
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	60,000	72,944
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	284,000	258,447
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	846,000	863,352 (a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	300,000	299,744 (a)
Turk Telekomunikasyon AS, Senior Notes	7.375%	5/20/29	1,090,000	1,089,525 (a)
Total Diversified Telecommunication Services				5,397,035
Entertainment — 0.5%
Banijay Entertainment SASU, Senior Secured Notes	8.125%	5/1/29	870,000	890,048 (a)(b)
Interactive Media & Services — 0.3%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	500,000	416,851 (a)(b)
Media — 4.5%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.700%	4/1/51	500,000	306,322
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.850%	4/1/61	2,830,000	1,667,683
Clear Channel Outdoor Holdings Inc., Senior Notes	7.750%	4/15/28	720,000	621,744 (a)(b)
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	750,000	704,852 (a)(b)
DISH DBS Corp., Senior Notes	7.375%	7/1/28	460,000	204,644
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.125%	6/1/29	2,320,000	$926,112
iHeartCommunications Inc., Senior Secured Notes	6.375%	5/1/26	480,000	367,815
United Group BV, Senior Secured Notes	5.250%	2/1/30	540,000 EUR	582,350 (c)
Univision Communications Inc., Senior Secured Notes	6.625%	6/1/27	350,000	338,440 (a)
Virgin Media Finance PLC, Senior Notes	5.000%	7/15/30	1,260,000	1,047,920 (a)(b)
Virgin Media Vendor Financing Notes III DAC, Senior Secured Notes	4.875%	7/15/28	500,000 GBP	566,834 (a)
Total Media				7,334,716
Wireless Telecommunication Services — 3.4%
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	930,000	739,660 (a)(b)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	2,210,000	1,354,036 (a)
Millicom International Cellular SA, Senior Notes	6.625%	10/15/26	360,000	357,426 (a)
Millicom International Cellular SA, Senior Notes	4.500%	4/27/31	750,000	645,258 (a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	591,807
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,387,398 (b)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.500%	7/15/31	450,000 GBP	474,683 (a)
Total Wireless Telecommunication Services				5,550,268

Total Communication Services				19,588,918
Consumer Discretionary — 22.8%
Automobile Components — 3.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	530,000	514,849 (a)(b)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	1,450,000	1,443,276 (b)
Garrett Motion Holdings Inc./Garrett LX I Sarl, Senior Notes	7.750%	5/31/32	360,000	362,674 (a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	1,800,000	1,845,880 (a)(b)
ZF North America Capital Inc., Senior Notes	6.875%	4/14/28	500,000	509,132 (a)
ZF North America Capital Inc., Senior Notes	7.125%	4/14/30	510,000	526,502 (a)
Total Automobile Components				5,202,313
Automobiles — 2.4%
Ford Motor Co., Senior Notes	3.250%	2/12/32	1,990,000	1,636,673 (b)
Ford Motor Credit Co. LLC, Senior Notes	7.350%	3/6/30	500,000	527,272 (b)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Automobiles — continued
General Motors Co., Senior Notes	6.125%	10/1/25	350,000	$351,802 (b)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	1,500,000	1,384,645 (a)(b)
Total Automobiles				3,900,392
Broadline Retail — 2.5%
Amazon.com Inc., Senior Notes	2.100%	5/12/31	750,000	627,427 (b)
Marks & Spencer PLC, Senior Notes	3.750%	5/19/26	300,000 GBP	371,114 (c)
Marks & Spencer PLC, Senior Notes	7.125%	12/1/37	1,120,000	1,182,805 (a)(b)
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	1,800,000	1,521,937 (b)
Prosus NV, Senior Notes	4.193%	1/19/32	500,000	431,550 (c)
Total Broadline Retail				4,134,833
Distributors — 0.7%
Ritchie Bros Holdings Inc., Senior Notes	7.750%	3/15/31	1,110,000	1,160,003 (a)(b)
Diversified Consumer Services — 1.9%
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	1,730,000 EUR	1,835,198 (a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	510,000	452,647 (a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000	796,187
Total Diversified Consumer Services				3,084,032
Hotels, Restaurants & Leisure — 11.3%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	1,350,000 EUR	1,454,328 (a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	30,000	32,498 (a)(b)
Carnival PLC, Senior Notes	1.000%	10/28/29	2,760,000 EUR	2,424,174
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	460,000	475,363 (a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	710,000	671,998 (a)(b)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	1,160,000	1,161,065 (a)(b)
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	1,260,000	1,145,412 (b)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	530,000	478,131 (a)(b)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	490,000	482,090 (a)(b)
NCL Corp. Ltd., Senior Secured Notes	8.125%	1/15/29	190,000	198,641 (a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	1,830,000	1,792,789 (a)(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	1,900,000	1,862,776 (a)(b)
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Hotels, Restaurants & Leisure — continued
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	1,170,000	$1,143,720 (a)(b)
Saga PLC, Senior Notes	5.500%	7/15/26	310,000 GBP	373,884 (c)
Sands China Ltd., Senior Notes	2.850%	3/8/29	680,000	597,267
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	764,000	733,222 (a)(b)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	160,000	153,784 (a)(b)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	450,000 GBP	491,701 (a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	850,000	794,939 (a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	270,000	242,690 (a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	5.125%	10/1/29	1,330,000	1,251,648 (a)(b)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	470,000	482,883 (a)(b)
Total Hotels, Restaurants & Leisure				18,445,003
Specialty Retail — 0.8%
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	8.750%	1/15/32	200,000	192,502 (a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	590,000	479,160 (a)(b)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.750%	3/1/32	560,000	549,924 (b)
Total Specialty Retail				1,221,586

Total Consumer Discretionary				37,148,162
Consumer Staples — 1.0%
Beverages — 0.7%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, Senior Notes	5.250%	4/27/29	1,250,000	1,176,469 (a)
Food Products — 0.3%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	500,000	497,915 (a)

Total Consumer Staples				1,674,384
Energy — 25.9%
Energy Equipment & Services — 0.6%
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	500,000	516,123 (a)
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	540,000	383,721 (a)
Total Energy Equipment & Services				899,844
Oil, Gas & Consumable Fuels — 25.3%
Apache Corp., Senior Notes	5.100%	9/1/40	1,400,000	1,204,482 (b)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,040,000	$1,040,000 (b)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	790,000	759,140 (b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	300,000	248,219 (b)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	400,000	423,740 (a)
Crescent Energy Finance LLC, Senior Notes	7.625%	4/1/32	470,000	479,318 (a)
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	730,000	669,915 (b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,490,000	1,789,909 (d)
Ecopetrol SA, Senior Notes	5.875%	11/2/51	320,000	221,809
El Paso Natural Gas Co. LLC, Senior Notes	8.375%	6/15/32	70,000	80,698
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	680,000	642,228 (b)(e)(f)
EQM Midstream Partners LP, Senior Notes	4.500%	1/15/29	1,060,000	988,622 (a)(b)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	510,000	538,993 (a)(b)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	1,540,000	1,415,159 (a)(b)
EQT Corp., Senior Notes	3.900%	10/1/27	1,380,000	1,316,844 (b)
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	8.375%	11/1/33	470,000	503,111 (a)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	500,000	406,800 (a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,390,000	1,562,529 (b)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,430,000	1,636,980 (a)(b)
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	204,000	204,053
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	710,000	706,993
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	450,000	449,710
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	310,000	312,602
Pan American Energy LLC, Senior Notes	8.500%	4/30/32	500,000	521,047 (a)
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	2,910,000	$2,804,327 (b)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	650,000	471,665 (a)
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	500,000	303,915 (a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	250,000	172,623
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,732,000	2,449,855
Puma International Financing SA, Senior Notes	7.750%	4/25/29	420,000	427,048 (a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	770,000	763,860 (b)
Range Resources Corp., Senior Notes	8.250%	1/15/29	430,000	447,982 (b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	330,000	313,865 (a)(b)
SilverBow Resources Inc., Secured Notes (3 mo. Term SOFR + 7.750%)	13.079%	12/15/28	600,000	603,082 (a)(f)
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp., Secured Notes	9.500%	10/15/26	960,000	985,558 (a)(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,220,000	1,228,106 (b)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,545,691 (b)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	660,000	708,127 (a)(b)
Vital Energy Inc., Senior Notes	7.875%	4/15/32	650,000	660,423 (a)(b)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	500,000	430,051
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	6,216,000	5,402,551 (d)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	679,393 (b)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	340,000	374,765
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	575,387
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,484,186 (d)
YPF SA, Senior Notes	8.500%	7/28/25	300,000	296,205 (a)
Total Oil, Gas & Consumable Fuels				41,251,566

Total Energy				42,151,410
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Financials — 17.6%
Banks — 10.9%
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.625% to 1/24/32 then 10 year Treasury Constant Maturity Rate + 5.034%)	6.625%	1/24/32	1,340,000	$1,204,569 (a)(b)(e)(f)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	1,800,000	1,803,064 (b)(e)(f)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	570,000	525,284 (a)(f)
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	2,400,000	2,462,073 (a)(b)(e)(f)
Comerica Bank, Senior Notes	2.500%	7/23/24	620,000	616,978 (b)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000	2,207,200 (a)(b)(e)(f)
HSBC Holdings PLC, Subordinated Notes (8.113% to 11/3/32 then SOFR + 4.250%)	8.113%	11/3/33	950,000	1,077,397 (b)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	2,250,000	2,229,190 (a)(b)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. Term SOFR + 3.592%)	6.100%	10/1/24	500,000	502,062 (b)(e)(f)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	2,360,000	2,386,505 (d)(e)(f)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	2,600,000	2,674,218 (a)(b)(f)
Total Banks				17,688,540
Capital Markets — 1.0%
Credit Suisse AG AT1 Claim	—	—	4,900,000	147,000 *(g)(h)
StoneX Group Inc., Senior Secured Notes	7.875%	3/1/31	330,000	337,976 (a)
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
UBS Group AG, Junior Subordinated Notes (6.875% to 8/7/25 then USD 5 year ICE Swap Rate + 4.590%)	6.875%	8/7/25	600,000	$595,388 (c)(e)(f)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/28 then 5 year Treasury Constant Maturity Rate + 4.745%)	9.250%	11/13/28	500,000	535,089 (a)(e)(f)
Total Capital Markets				1,615,453
Consumer Finance — 0.5%
Navient Corp., Senior Notes	5.875%	10/25/24	480,000	479,430 (b)
Navient Corp., Senior Notes	6.750%	6/15/26	410,000	409,538 (b)
Total Consumer Finance				888,968
Financial Services — 4.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.400%	10/29/33	4,000,000	3,333,127 (d)
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	210,000	217,806 (a)
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, Senior Secured Notes	8.500%	1/15/31	100,000 GBP	137,135 (a)
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	1,000,000	972,434 (b)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,207,683	1,149,895 (a)(i)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	7.125%	4/30/31	1,040,000	1,059,483 (a)(b)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	3.625%	3/1/29	300,000	268,514 (a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	6.375%	2/1/30	530,000	425,984 (a)
Total Financial Services				7,564,378
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Starwood Property Trust Inc., Senior Notes	7.250%	4/1/29	970,000	965,883 (a)(b)

Total Financials				28,723,222
Health Care — 4.3%
Health Care Equipment & Supplies — 0.4%
Medline Borrower LP, Senior Secured Notes	3.875%	4/1/29	700,000	637,722 (a)(b)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care Providers & Services — 2.3%
Centene Corp., Senior Notes	2.625%	8/1/31	500,000	$407,260
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	250,000	197,592 (a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	10.875%	1/15/32	1,130,000	1,168,978 (a)(b)(j)
Legacy LifePoint Health LLC, Senior Secured Notes	4.375%	2/15/27	580,000	548,199 (a)(b)
Sotera Health Holdings LLC, Senior Secured Notes	7.375%	6/1/31	630,000	625,359 (a)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	860,000	861,980 (b)
Total Health Care Providers & Services				3,809,368
Pharmaceuticals — 1.6%
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	840,000	616,199 (a)
Cidron Aida Finco Sarl, Senior Secured Notes	5.000%	4/1/28	672,000 EUR	701,358 (a)
Endo Finance Holdings Inc., Senior Secured Notes	8.500%	4/15/31	640,000	656,812 (a)
Par Pharmaceutical Inc., Escrow	—	—	310,000	0 *(a)(g)(h)(k)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	700,000	655,400 (b)
Total Pharmaceuticals				2,629,769

Total Health Care				7,076,859
Industrials — 13.0%
Aerospace & Defense — 1.0%
Bombardier Inc., Senior Notes	7.500%	2/1/29	620,000	641,904 (a)(b)
TransDigm Inc., Senior Secured Notes	7.125%	12/1/31	940,000	965,348 (a)(b)
Total Aerospace & Defense				1,607,252
Building Products — 0.6%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	360,000	349,324 (a)(b)
Standard Industries Inc., Senior Notes	4.375%	7/15/30	640,000	571,614 (a)(b)
Total Building Products				920,938
Commercial Services & Supplies — 2.0%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	80,000	75,332
CoreCivic Inc., Senior Notes	8.250%	4/15/29	1,590,000	1,661,581 (b)
GEO Group Inc., Senior Notes	10.250%	4/15/31	600,000	631,822 (a)(b)
GEO Group Inc., Senior Secured Notes	8.625%	4/15/29	440,000	453,209 (a)
GFL Environmental Inc., Senior Secured Notes	6.750%	1/15/31	440,000	449,358 (a)
Total Commercial Services & Supplies				3,271,302
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000	$408,616 (a)(b)
Machinery — 0.5%
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	810,000	784,875 (b)
Passenger Airlines — 7.6%
American Airlines Group Inc., Senior Notes	3.750%	3/1/25	2,030,000	1,986,248 (a)(b)
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	1,040,000	1,073,334 (a)(b)
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	840,000	831,108 (b)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	690,000	706,157 (b)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	6,050,000	6,107,760 (a)(b)(d)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,778,693	1,336,938 (a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	490,000	368,304 (a)
Total Passenger Airlines				12,409,849
Trading Companies & Distributors — 1.1%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,130,000	1,014,379 (a)(b)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	750,000	743,218 (b)
Total Trading Companies & Distributors				1,757,597

Total Industrials				21,160,429
Information Technology — 2.2%
Communications Equipment — 0.4%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	580,000	239,250 (a)
Viasat Inc., Senior Notes	7.500%	5/30/31	660,000	450,554 (a)(b)
Total Communications Equipment				689,804
Electronic Equipment, Instruments & Components — 0.2%
EquipmentShare.com Inc., Secured Notes	8.625%	5/15/32	280,000	290,309 (a)
Software — 0.4%
Cloud Software Group Inc., Senior Secured Notes	8.250%	6/30/32	590,000	596,326 (a)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Technology Hardware, Storage & Peripherals — 1.2%
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,330,000	$1,319,486 (b)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	630,000	612,153 (b)
Total Technology Hardware, Storage & Peripherals				1,931,639

Total Information Technology				3,508,078
Materials — 6.2%
Chemicals — 1.5%
Braskem Netherlands Finance BV, Senior Notes	5.875%	1/31/50	750,000	551,469 (c)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	1,000,000	908,118 (a)(b)
Sasol Financing USA LLC, Senior Notes	8.750%	5/3/29	930,000	931,004 (a)
Total Chemicals				2,390,591
Construction Materials — 0.5%
Smyrna Ready Mix Concrete LLC, Senior Secured Notes	8.875%	11/15/31	730,000	769,251 (a)
Containers & Packaging — 1.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	770,000	636,488 (a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	840,000	494,382 (a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,020,000	1,065,157
Total Containers & Packaging				2,196,027
Metals & Mining — 2.9%
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	359,000	356,112 (a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	1,140,000	1,237,440 (d)
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	630,000	658,180 (a)(b)
Freeport Indonesia PT, Senior Notes	5.315%	4/14/32	500,000	482,549 (a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,620,000	1,503,320 (d)
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	460,000	457,233
Total Metals & Mining				4,694,834

Total Materials				10,050,703
Real Estate — 1.3%
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	140,000	101,307
Hotel & Resort REITs — 0.6%
Service Properties Trust, Senior Notes	8.875%	6/15/32	1,040,000	973,495 (j)
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate Management & Development — 0.2%
Add Hero Holdings Ltd., Senior Secured Notes (7.500% Cash or 8.500% PIK)	8.500%	9/30/29	100,223	$5,512 (c)(i)
Add Hero Holdings Ltd., Senior Secured Notes (8.000% Cash or 9.000% PIK)	9.000%	9/30/30	77,280	2,125 (c)(i)
Add Hero Holdings Ltd., Senior Secured Notes (8.800% Cash or 9.800% PIK)	9.800%	9/30/31	100,848	2,521 (c)(i)
China Aoyuan Group Ltd., Senior Notes, Step bond (0.000% to 9/30/31 then 1.000%)	0.000%	3/30/2173	152,810	1,528 (c)
China Aoyuan Group Ltd., Senior Secured Notes (5.500% PIK)	5.500%	9/30/31	39,251	294 (c)(i)
Country Garden Holdings Co. Ltd., Senior Secured Notes	—	1/27/24	400,000	34,500 *(c)(l)
Cushman & Wakefield US Borrower LLC, Senior Secured Notes	8.875%	9/1/31	180,000	189,377 (a)
Heimstaden AB, Senior Notes	4.250%	3/9/26	200,000 EUR	162,508 (c)
Total Real Estate Management & Development				398,365
Specialized REITs — 0.4%
Iron Mountain Inc., Senior Notes	7.000%	2/15/29	710,000	720,108 (a)(b)

Total Real Estate				2,193,275
Utilities — 2.6%
Electric Utilities — 1.2%
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	600,000	500,485 (a)
Eskom Holdings SOC Ltd., Senior Notes	4.314%	7/23/27	980,000	899,601 (c)
Vistra Operations Co. LLC, Senior Notes	7.750%	10/15/31	550,000	571,858 (a)(b)
Total Electric Utilities				1,971,944
Gas Utilities — 1.4%
Suburban Propane Partners LP/ Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,340,000	2,305,855 (b)

Total Utilities				4,277,799
Total Corporate Bonds & Notes (Cost — $167,610,583)				177,553,239
Sovereign Bonds — 25.4%
Angola — 0.7%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	1,200,000	1,091,250 (a)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Argentina — 0.7%
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	157,687	$69,974 (a)
Provincia de Cordoba, Senior Notes	6.875%	2/1/29	1,370,000	1,041,200 (a)
Total Argentina				1,111,174
Bahamas — 0.5%
Bahamas Government International Bond, Senior Notes	6.000%	11/21/28	500,000	452,238 (a)
Bahamas Government International Bond, Senior Notes	9.000%	6/16/29	425,000	420,962 (a)
Total Bahamas				873,200
Brazil — 1.0%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	6,500,000 BRL	1,233,976
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	500,000	440,791
Total Brazil				1,674,767
Colombia — 1.4%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	1,000,000	763,527 (b)
Colombia Government International Bond, Senior Notes	7.375%	9/18/37	1,042,000	1,009,834 (b)
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	830,000	544,381
Total Colombia				2,317,742
Costa Rica — 0.3%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	500,000	521,375 (a)
Dominican Republic — 2.2%
Dominican Republic International Bond, Senior Notes	9.750%	6/5/26	37,500,000 DOP	640,686 (c)
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	620,000	565,669 (a)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	1,910,000	1,714,968 (a)
Dominican Republic International Bond, Senior Notes	13.625%	2/3/33	31,500,000 DOP	635,558 (c)
Total Dominican Republic				3,556,881
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes, Step bond (2.500% to 7/31/24 then 5.000%)	2.500%	7/31/40	480,000	$224,400 (a)
Egypt — 0.9%
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	1,780,000	1,523,235 (c)
Indonesia — 1.6%
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	945,000	1,051,653 (c)
Indonesia Treasury Bond	6.875%	4/15/29	24,200,000,000 IDR	1,489,908
Indonesia Treasury Bond	8.375%	3/15/34	209,000,000 IDR	14,136
Total Indonesia				2,555,697
Ivory Coast — 0.8%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,500,000	1,335,712 (a)
Jamaica — 0.4%
Jamaica Government International Bond, Senior Notes	8.000%	3/15/39	500,000	586,825
Jordan — 0.6%
Jordan Government International Bond, Senior Notes	5.850%	7/7/30	960,000	884,238 (a)
Kenya — 0.3%
Republic of Kenya Government International Bond, Senior Notes	8.000%	5/22/32	600,000	549,408 (a)
Mexico — 4.3%
Mexican Bonos, Bonds	7.750%	5/29/31	77,360,000 MXN	4,080,088
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	2,020,000	1,667,217
Mexico Government International Bond, Senior Notes	3.500%	2/12/34	1,500,000	1,228,004 (b)
Total Mexico				6,975,309
Nigeria — 1.2%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	920,000	813,188 (a)
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	1,450,000	1,149,315 (c)
Total Nigeria				1,962,503
Oman — 1.0%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	1,600,000	1,595,834 (a)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Panama — 0.8%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	1,890,000	$1,350,309
Peru — 1.2%
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	1,604,000	1,927,731 (b)
Philippines — 0.4%
Philippine Government International Bond, Senior Notes	3.200%	7/6/46	1,000,000	697,590
Qatar — 0.9%
Qatar Government International Bond, Senior Notes	3.750%	4/16/30	1,500,000	1,413,439 (a)
Saudi Arabia — 0.9%
Saudi Government International Bond, Senior Notes	4.000%	4/17/25	1,500,000	1,480,995 (a)
Senegal — 0.2%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	450,000	381,087 (a)
South Africa — 0.3%
Republic of South Africa Government International Bond, Senior Notes	6.250%	3/8/41	500,000	411,701
Supranational — 0.5%
European Bank for Reconstruction & Development, Senior Notes	4.250%	2/7/28	13,000,000,000 IDR	742,720
Turkey — 1.4%
Turkey Government International Bond, Senior Notes	5.125%	2/17/28	2,000,000	1,896,292
Turkey Government International Bond, Senior Notes	4.875%	4/16/43	500,000	353,151
Total Turkey				2,249,443
Ukraine — 0.3%
Ukraine Government International Bond, Senior Notes	7.375%	9/25/34	1,950,000	529,760 *(a)(m)
Uruguay — 0.5%
Uruguay Government International Bond, Senior Notes	9.750%	7/20/33	32,500,000 UYU	867,327

Total Sovereign Bonds (Cost — $40,188,377)				41,391,652
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Senior Loans — 12.0%
Communication Services — 0.7%
Media — 0.7%
iHeartCommunications Inc., New Term Loan (1 mo. Term SOFR + 3.114%)	8.444%	5/1/26	720,000	$569,200 (f)(n)(o)
Ziggo Financing Partnership, Term Loan I (1 mo. Term SOFR + 2.614%)	7.931%	4/30/28	500,000	494,470 (f)(n)(o)

Total Communication Services				1,063,670
Consumer Discretionary — 2.6%
Automobile Components — 0.7%
Autokiniton US Holdings Inc., 2024 Replacement Term Loan B (1 mo. Term SOFR + 4.114%)	9.444%	4/6/28	748,125	755,273 (f)(n)(o)
First Brands Group LLC, 2022 Incremental Term Loan (3 mo. Term SOFR + 5.262%)	10.591%	3/30/27	498,831	496,337 (f)(n)(o)
Total Automobile Components				1,251,610
Diversified Consumer Services — 0.1%
WW International Inc., Initial Term Loan (1 mo. Term SOFR + 3.614%)	8.944%	4/13/28	324,000	148,332 (f)(n)(o)
Hotels, Restaurants & Leisure — 1.8%
Caesars Entertainment Inc., Incremental Term Loan B1 (3 mo. Term SOFR + 2.750%)	8.097%	2/6/31	1,400,000	1,406,125 (f)(n)(o)
Fertitta Entertainment LLC, Initial Term Loan B (1 mo. Term SOFR + 3.750%)	9.071%	1/27/29	997,455	1,001,615 (f)(n)(o)
Scientific Games International Inc., Term Loan B1 (1 mo. Term SOFR + 2.750%)	8.070%	4/14/29	500,000	503,320 (f)(n)(o)
Total Hotels, Restaurants & Leisure				2,911,060

Total Consumer Discretionary				4,311,002
Consumer Staples — 0.8%
Beverages — 0.5%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	8.814%	3/31/28	797,949	797,721 (f)(n)(o)
Consumer Staples Distribution & Retail — 0.3%
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. Term SOFR + 2.350%)	7.679%	1/29/27	498,705	500,034 (f)(n)(o)

Total Consumer Staples				1,297,755
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Buckeye Partners LP, 2023 Term Loan Facility B2	—	11/22/30	498,750	$500,463 (p)

Financials — 1.7%
Banks — 0.2%
Mercury Borrower Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 3.614%)	8.944%	8/2/28	398,954	400,076 (f)(n)(o)
Consumer Finance — 0.1%
Blackhawk Network Holdings Inc., Term Loan B (1 mo. Term SOFR + 5.000%)	10.329%	3/12/29	240,000	241,290 (f)(n)(o)
Financial Services — 0.9%
Boost Newco Borrower LLC, Initial USD Term Loan (3 mo. Term SOFR + 3.000%)	8.309%	1/31/31	1,050,000	1,055,759 (f)(n)(o)
Nexus Buyer LLC, Amendment No. 5 Term Loan (1 mo. Term SOFR + 4.500%)	9.829%	12/13/28	400,000	401,334 (f)(n)(o)
Total Financial Services				1,457,093
Insurance — 0.5%
Asurion LLC, New Term Loan B10 (1 mo. Term SOFR + 4.100%)	9.429%	8/19/28	748,101	740,673 (f)(n)(o)

Total Financials				2,839,132
Health Care — 0.9%
Health Care Equipment & Supplies — 0.9%
Medline Borrower LP, Term Loan B (1 mo. Term SOFR + 2.750%)	8.079%	10/23/28	1,500,000	1,511,678 (f)(n)(o)(p)

Industrials — 2.5%
Aerospace & Defense — 0.3%
Transdigm Inc., Term Loan J (3 mo. Term SOFR + 3.250%)	8.559%	2/28/31	498,750	501,306 (f)(n)(o)
Building Products — 0.1%
ACProducts Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 4.512%)	9.814%	5/17/28	199,487	169,841 (f)(n)(o)
Commercial Services & Supplies — 0.3%
Garda World Security Corp., Fourth Additional Term Loan (3 mo. Term SOFR + 4.250%)	9.583%	2/1/29	398,985	403,324 (f)(n)(o)
Construction & Engineering — 0.3%
Tutor Perini Corp., Term Loan	—	8/18/27	498,076	500,046 (p)
Machinery — 0.6%
TK Elevator Midco GmbH, USD Term Loan Facility B2	—	4/30/30	997,500	1,005,345 (p)
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Passenger Airlines — 0.9%
United Airlines Inc., Term Loan B (1 mo. Term SOFR + 2.750%)	8.071%	2/22/31	1,450,000	$1,457,511 (f)(n)(o)

Total Industrials				4,037,373
Information Technology — 1.6%
Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp., Term Loan B1 (1 mo. Term SOFR + 2.500%)	7.829%	7/2/29	587,227	591,337 (f)(n)(o)
IT Services — 0.3%
Redstone Holdco 2 LP, First Lien Initial Term Loan (1 mo. Term SOFR + 4.864%)	10.194%	4/27/28	550,000	478,891 (f)(n)(o)
Semiconductors & Semiconductor Equipment — 0.3%
MKS Instruments Inc., 2023 Dollar Term Loan B (1 mo. Term SOFR + 2.500%)	7.822%	8/17/29	512,282	515,794 (f)(n)(o)
Software — 0.6%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 4.000%)	9.329%	10/16/26	698,182	695,864 (f)(n)(o)
Modena Buyer LLC, Term Loan	—	4/18/31	330,000	323,468 (p)
Total Software				1,019,332

Total Information Technology				2,605,354
Utilities — 0.3%
Electric Utilities — 0.3%
Vistra Operations Co. LLC, 2018 Incremental Term Loan (1 mo. Term SOFR + 2.000%)	7.329%	12/20/30	399,000	400,879 (f)(n)(o)

Sovereign Bonds — 0.6%
Tanzania — 0.6%
Government of the United Republic of Tanzania, Term Loan A2 (3 mo. Term SOFR + 5.450%)	10.764%	4/29/31	1,000,000	995,000 (f)(g)(h)(n)(o)

Total Senior Loans (Cost — $19,659,479)				19,562,306
Collateralized Mortgage Obligations(q) — 4.5%
BANK, 2022-BNK43 D	3.000%	8/15/55	510,000	344,307 (a)
BX Commercial Mortgage Trust, 2024- KING E (1 mo. Term SOFR + 3.688%)	8.988%	5/15/34	410,000	409,232 (a)(f)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	320,000	284,449 (a)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	540,000	475,568 (a)
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(q) — continued
Citigroup Commercial Mortgage Trust, 2015-P1 E	4.369%	9/15/48	450,000	$343,453 (a)(f)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.349%	8/15/48	519,000	444,772 (f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (30 Day Average SOFR + 5.364%)	10.688%	1/25/50	750,000	821,737 (a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	11.574%	10/25/33	570,000	674,408 (a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA7 B2 (30 Day Average SOFR + 7.800%)	13.124%	11/25/41	550,000	601,670 (a)(f)
Federal National Mortgage Association (FNMA) — CAS, 2024-R01 1B2 (30 Day Average SOFR + 4.000%)	9.324%	1/25/44	800,000	823,504 (a)(f)
GS Mortgage Securities Corp. Trust, 2024-70P E	8.965%	3/10/41	430,000	430,737 (a)(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. Term SOFR + 2.797%)	8.364%	5/15/38	500,000	496,249 (a)(f)
Morgan Stanley Capital Trust, 2015- UBS8 C	4.558%	12/15/48	510,000	457,537 (f)
Morgan Stanley Capital Trust, 2016- BNK2 B	3.485%	11/15/49	530,000	436,481
UBS Commercial Mortgage Trust, 2018- C15 C	5.140%	12/15/51	345,000	307,690 (f)

Total Collateralized Mortgage Obligations (Cost — $7,081,779)				7,351,794
U.S. Government & Agency Obligations — 1.8%
U.S. Government Obligations — 1.8%
U.S. Treasury Notes	3.250%	8/31/24	400,000	397,868
U.S. Treasury Notes	4.125%	1/31/25	2,480,000	2,461,431

Total U.S. Government & Agency Obligations (Cost — $2,864,274)				2,859,299
Convertible Bonds & Notes — 1.2%
Communication Services — 1.2%
Media — 1.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,900,000	1,870,281
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd., Senior Notes	0.000%	9/30/28	13,656	$172 (c)

Total Convertible Bonds & Notes (Cost — $2,028,415)				1,870,453
			Shares
Common Stocks — 0.0%††
Health Care — 0.0%††
Pharmaceuticals — 0.0%††
Endo Inc.			1,798	50,944 *
Endo International PLC			60	1,700 *

Total Health Care				52,644
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd.			38,203	840 *

Total Common Stocks (Cost — $49,526)				53,484
		Expiration Date	Warrants
Warrants — 0.0%††
Industrials — 0.0%††
Passenger Airlines — 0.0%††
flyExclusive Inc. (Cost — $12,086)		5/28/28	12,623	7,448 *
Total Investments before Short-Term Investments (Cost — $239,494,519)				250,649,675
	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.2%
U.S. Treasury Bills — 1.2%
U.S. Treasury Bills (Cost — $1,999,122)	1.340%	6/4/24	2,000,000	1,999,709 (r)
			Shares
Money Market Funds — 0.0%††
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $30,670)	5.262%		30,670	30,670 (s)(t)

Total Short-Term Investments (Cost — $2,029,792)				2,030,379
Total Investments — 155.0% (Cost — $241,524,311)				252,680,054
Liabilities in Excess of Other Assets — (55.0)%				(89,696,179)
Total Net Assets — 100.0%				$162,983,875

See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(h)	Security is valued using significant unobservable inputs (Note 1).
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(j)	Securities traded on a when-issued or delayed delivery basis.
(k)	Value is less than $1.
(l)	The maturity principal is currently in default as of May 31, 2024.
(m)	The coupon payment on this security is currently in default as of May 31, 2024.
(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(o)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(p)	All or a portion of this loan has not settled as of May 31, 2024. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(q)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(r)	Rate shown represents yield-to-maturity.
(s)	Rate shown is one-day yield as of the end of the reporting period.
(t)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2024, the total market value of investments in Affiliated
Companies was $30,670 and the cost was $30,670 (Note 9).

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
Abbreviation(s) used in this schedule:
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
DOP	—	Dominican Peso
EUR	—	Euro
GBP	—	British Pound
ICE	—	Intercontinental Exchange
IDR	—	Indonesian Rupiah
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
PIK	—	Payment-In-Kind
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
UYU	—	Uruguayan Peso
At May 31, 2024, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	5.700%	3/19/2024	6/18/2024	$3,220,000	Corporate Bonds & Notes	$3,342,799
Deutsche Bank AG	5.750%	3/25/2024	6/18/2024	1,123,666	Corporate Bonds & Notes	1,247,636
Deutsche Bank AG	5.850%	5/14/2024	8/14/2024	2,036,982	Corporate Bonds & Notes	2,420,070
Goldman Sachs Group Inc.	5.700%	5/21/2024	6/21/2024	9,331,159	Corporate Bonds & Notes Cash	10,130,293 56,367
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs Group Inc.	5.850%	10/20/2023	TBD ***	$1,132,650	Corporate Bonds & Notes Cash	$1,508,753 6,842
Goldman Sachs Group Inc.	6.000%	12/14/2023	TBD ***	793,087	Corporate Bonds & Notes Cash	1,078,956 4,791
				$17,637,544		$19,796,507

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
***
TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of May 31, 2024.

At May 31, 2024, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	104,083	USD	113,141	Bank of America N.A.	7/19/24	$48
USD	5,195,298	EUR	4,861,743	Bank of America N.A.	7/19/24	(91,799)
EUR	152,389	USD	165,446	BNP Paribas SA	7/19/24	275
GBP	722,097	USD	907,898	BNP Paribas SA	7/19/24	12,462
GBP	165,318	USD	205,264	Citibank N.A.	7/19/24	5,444
GBP	328,475	USD	415,780	Citibank N.A.	7/19/24	2,884
USD	2,884,373	GBP	2,299,188	Citibank N.A.	7/19/24	(46,094)
USD	630,011	MXN	10,516,151	JPMorgan Chase & Co.	7/19/24	15,042
USD	1,445,377	MXN	24,020,000	JPMorgan Chase & Co.	7/19/24	40,721
CAD	28,985	USD	21,199	Morgan Stanley & Co. Inc.	7/19/24	90
Net unrealized depreciation on open forward foreign currency contracts						$(60,927)

Abbreviation(s) used in this table:
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
MXN	—	Mexican Peso
USD	—	United States Dollar

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

 Western Asset Global High Income Fund Inc.
Summary of Investments by Country# (unaudited)
United States	54.4%
Mexico	5.8
United Kingdom	4.5
Brazil	2.6
France	2.5
Italy	2.4
Luxembourg	1.8
Colombia	1.7
Germany	1.5
Turkey	1.4
Dominican Republic	1.4
Ireland	1.3
Indonesia	1.2
Peru	1.1
Canada	1.1
South Africa	1.0
Guatemala	0.9
Nigeria	0.8
Argentina	0.8
Macau	0.6
Oman	0.6
Switzerland	0.6
Egypt	0.6
Saudi Arabia	0.6
Qatar	0.6
Japan	0.5
Panama	0.5
Ivory Coast	0.5
Cayman Islands	0.5
Angola	0.4
Tanzania	0.4
Jordan	0.3
Bahamas	0.3
Uruguay	0.3
Supranational	0.3
Philippines	0.3
Zambia	0.3
Israel	0.3
Netherlands	0.3
Jamaica	0.2
Slovenia	0.2
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
May 31, 2024
 Western Asset Global High Income Fund Inc.
Summary of Investments by Country# (unaudited) (cont’d)
Kenya	0.2%
Ukraine	0.2
Costa Rica	0.2
Hong Kong	0.2
China	0.2
Singapore	0.2
Kazakhstan	0.2
Senegal	0.2
Ecuador	0.1
Sweden	0.1
Short-Term Investments	0.8
100.0%

#	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2024 and are subject to change.
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Statement of assets and liabilities
May 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost — $241,493,641)	$252,649,384
Investments in affiliated securities, at value (Cost — $30,670)	30,670
Foreign currency, at value (Cost — $384,034)	276,511
Cash	2,625,398
Interest receivable	3,790,143
Receivable for securities sold	686,085
Unrealized appreciation on forward foreign currency contracts	76,966
Deposits with brokers for open reverse repurchase agreements	68,000
Dividends receivable from affiliated investments	7,980
Prepaid expenses	98,980
Total Assets	260,310,117
Liabilities:
Loan payable (Note 5)	70,000,000
Payable for open reverse repurchase agreements (Note 3)	17,637,544
Payable for securities purchased	7,114,386
Distributions payable	1,590,736
Interest and commitment fees payable	529,305
Investment management fee payable	180,048
Unrealized depreciation on forward foreign currency contracts	137,893
Directors’ fees payable	7,025
Accrued foreign capital gains tax	21
Accrued expenses	129,284
Total Liabilities	97,326,242
Total Net Assets	$162,983,875
Net Assets:
Par value ($0.001 par value; 22,724,807 shares issued and outstanding; 100,000,000 shares authorized)	$22,725
Paid-in capital in excess of par value	297,993,044
Total distributable earnings (loss)	(135,031,894)
Total Net Assets	$162,983,875
Shares Outstanding	22,724,807
Net Asset Value	$7.17
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Statement of operations
For the Year Ended May 31, 2024

Investment Income:
Interest	$21,470,530
Dividends from affiliated investments	109,763
Less: Foreign taxes withheld	(38,114)
Total Investment Income	21,542,179
Expenses:
Interest expense (Notes 3 and 5)	4,813,177
Investment management fee (Note 2)	2,064,996
Transfer agent fees	84,113
Commitment fees (Note 5)	76,249
Legal fees	72,806
Audit and tax fees	70,769
Directors’ fees	56,902
Shareholder reports	51,685
Fund accounting fees	33,825
Stock exchange listing fees	12,483
Custody fees	4,569
Insurance	1,481
Miscellaneous expenses	9,194
Total Expenses	7,352,249
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,854)
Net Expenses	7,350,395
Net Investment Income	14,191,784
Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(15,115,346)
Forward foreign currency contracts	174,005
Foreign currency transactions	35,465
Net Realized Loss	(14,905,876)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	20,255,410 ‡
Forward foreign currency contracts	(250,675)
Foreign currencies	(37,129)
Change in Net Unrealized Appreciation (Depreciation)	19,967,606
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	5,061,730
Increase in Net Assets From Operations	$19,253,514

‡	Net of change in accrued foreign capital gains tax of $(61).
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2024	2023
Operations:
Net investment income	$14,191,784	$15,600,850
Net realized loss	(14,905,876)	(21,072,545)
Change in net unrealized appreciation (depreciation)	19,967,606	(7,152,887)
Increase (Decrease) in Net Assets From Operations	19,253,514	(12,624,582)
Distributions to Shareholders From (Note 1):
Total distributable earnings	(11,930,220)	(15,124,670)
Return of capital	(6,542,582)	(3,124,571)
Decrease in Net Assets From Distributions to Shareholders	(18,472,802)	(18,249,241)
Fund Share Transactions:
Reinvestment of distributions (18,340 and 9,170 shares issued, respectively)	134,430	66,758
Increase in Net Assets From Fund Share Transactions	134,430	66,758
Increase (Decrease) in Net Assets	915,142	(30,807,065)
Net Assets:
Beginning of year	162,068,733	192,875,798
End of year	$162,983,875	$162,068,733
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Statement of cash flows
For the Year Ended May 31, 2024

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,253,514
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(107,634,064)
Sales of portfolio securities	107,556,741
Net purchases, sales and maturities of short-term investments	(6,310,024)
Payment-in-kind	(13,172)
Net amortization of premium (accretion of discount)	(5,874,148)
Securities litigation proceeds	54,408
Increase in receivable for securities sold	(477,610)
Decrease in interest receivable	239,576
Increase in prepaid expenses	(98,980)
Decrease in other receivables	127
Increase in dividends receivable from affiliated investments	(2,812)
Increase in payable for securities purchased	7,114,386
Increase in investment management fee payable	6,742
Increase in Directors’ fees payable	1,913
Increase in interest and commitment fees payable	123,947
Increase in accrued expenses	23,714
Net realized loss on investments	15,115,346
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(20,004,735)
Net Cash Provided in Operating Activities*	9,074,869
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(18,268,969)
Increase in payable for open reverse repurchase agreements	11,003,303
Net Cash Used by Financing Activities	(7,265,666)
Net Increase in Cash and Restricted Cash	1,809,203
Cash and restricted cash at beginning of year	1,160,706
Cash and restricted cash at end of year	$2,969,909

*	Included in operating expenses is $4,765,479 paid for interest and commitment fees on borrowings.
The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
May 31, 2024
Cash	$2,901,909
Restricted cash	68,000
Total cash and restricted cash shown in the Statement of Cash Flows	$2,969,909
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of
Assets and Liabilities as Deposits with brokers.
Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$134,430
See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2024[1]	2023[1]	2022[1]	2021[1]	2020[1]
Net asset value, beginning of year	$7.14	$8.50	$10.66	$9.75	$10.54
Income (loss) from operations:
Net investment income	0.62	0.69	0.79	0.72	0.76
Net realized and unrealized gain (loss)	0.22	(1.25)	(2.15)	0.96	(0.78)
Total income (loss) from operations	0.84	(0.56)	(1.36)	1.68	(0.02)
Less distributions from:
Net investment income	(0.52)	(0.66)	(0.80)	(0.55)	(0.69)
Return of capital	(0.29)	(0.14)	—	(0.25)	(0.09)
Total distributions	(0.81)	(0.80)	(0.80)	(0.80)	(0.78)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.01 [2]
Anti-dilutive impact of tender offer	—	—	—	0.03 [3]	—
Net asset value, end of year	$7.17	$7.14	$8.50	$10.66	$9.75
Market price, end of year	$6.96	$6.65	$7.57	$10.40	$9.07
Total return, based on NAV[4,5]	12.34%	(6.65)%	(13.52)%	18.06%	(0.17)%[6,7]
Total return, based on Market Price[8]	17.46%	(1.84)%	(20.72)%	24.19%	2.66%
Net assets, end of year (millions)	$163	$162	$193	$242	$428
Ratios to average net assets:
Gross expenses	4.46%	3.92%	1.89%	1.69%	2.76%[7]
Net expenses[10,11]	4.46	3.92	1.89	1.69	2.73 [7]
Net investment income	8.60	8.94	7.86	6.95	7.29
Portfolio turnover rate	45%	75%	50%	43%	60%
Supplemental data:
Loan Outstanding, End of Year (000s)	$70,000	$70,000	$77,000	$85,500	$158,000
Asset Coverage Ratio for Loan Outstanding[12]	333%	332%	350%	383%	371%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[12]	$3,328	$3,315	$3,505	$3,829	$3,706
Weighted Average Loan (000s)	$70,000	$74,603	$83,148	$111,103	$175,765
Weighted Average Interest Rate on Loan	6.11%	4.30%	1.00%	0.92%	2.74%
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Financial highlights (cont’d)

For a share of capital stock outstanding throughout each year ended May 31:
	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]
Net asset value, beginning of year	$10.58	$11.31	$10.55	$12.33	$13.59
Income (loss) from operations:
Net investment income	0.72	0.73	0.82	0.97	0.99
Net realized and unrealized gain (loss)	(0.04)	(0.69)	0.98	(1.59)	(1.09)
Total income (loss) from operations	0.68	0.04	1.80	(0.62)	(0.10)
Less distributions from:
Net investment income	(0.70)	(0.75)	(0.93)	(1.16)	(1.16)
Return of capital	(0.04)	(0.03)	(0.11)	—	—
Total distributions	(0.74)	(0.78)	(1.04)	(1.16)	(1.16)
Anti-dilutive impact of repurchase plan	0.03 [2]	0.01 [2]	—	—	—
Net asset value, end of year	$10.54	$10.58	$11.31	$10.55	$12.33
Market price, end of year	$9.59	$9.18	$10.23	$9.52	$10.91
Total return, based on NAV[4,5]	6.90%	0.29%	17.82%	(4.66)%	(0.66)%
Total return, based on Market Price[8]	13.17%	(2.99)%	19.21%	(1.08)%	(6.76)%
Net assets, end of year (millions)	$465	$475	$512	$327	$383
Ratios to average net assets:
Gross expenses	2.54%	2.06%[9]	1.89%[9]	1.79%[9]	1.55%
Net expenses[10]	2.52	2.02 [9]	1.82 [9]	1.72 [9]	1.48
Net investment income	6.93	6.58	7.41	8.99	7.74
Portfolio turnover rate	89%	97%	78%	71%	40%
Supplemental data:
Loan Outstanding, End of Year (000s)	$180,000	$168,000	$171,000	$120,000	$125,000
Asset Coverage Ratio for Loan Outstanding[12]	358%	383%	399%	373%	406%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[12]	$3,583	$3,829	$3,992	$3,729	$4,062
Weighted Average Loan (000s)	$177,490	$170,507	$156,400	$120,027	$102,205
Weighted Average Interest Rate on Loan	3.06%	2.36%	1.72%	1.18%	0.97%

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]
The repurchase plan was completed at an average repurchase price of $7.50 for 239,229 shares and $1,781,056 for the year ended May 31, 2020, $8.74 for 816,259 shares and $7,135,435 for the year ended May 31, 2019, and
$9.50 for 319,205 shares and $3,031,002 for the year ended May 31, 2018.

[3]	The tender offer was completed at a price of $10.39 for 21,170,180 shares and $219,958,165 for the year ended May 31, 2021.
[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.27% for the year ended May 31, 2020.
[7]
Included in the expense ratios and total return are certain non-recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been
2.49% and 2.47%, respectively, and total return would have been 0.04% for the year ended May 31, 2020.

[8]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[9]
Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended
May 31, 2018, would have been 1.87% and 1.80%, respectively, for the year ended May 31, 2017, and 1.76% and
1.69%, respectively, for the year ended May 31, 2016.

[10]	Reflects fee waivers and/or expense reimbursements.
[11]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[12]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is

Western Asset Global High Income Fund Inc. 2024 Annual Report

principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$28,576,222	$147,000	$28,723,222
Health Care	—	7,076,859	0 *	7,076,859
Other Corporate Bonds & Notes	—	141,753,158	—	141,753,158
Sovereign Bonds	—	41,391,652	—	41,391,652
Senior Loans:
Sovereign Bond	—	—	995,000	995,000
Other Senior Loans	—	18,567,306	—	18,567,306
Collateralized Mortgage Obligations	—	7,351,794	—	7,351,794
U.S. Government & Agency Obligations	—	2,859,299	—	2,859,299
Convertible Bonds & Notes	—	1,870,453	—	1,870,453
Common Stocks:
Health Care	—	52,644	—	52,644
Real Estate	$840	—	—	840
Warrants	7,448	—	—	7,448
Total Long-Term Investments	8,288	249,499,387	1,142,000	250,649,675
Short-Term Investments†:
U.S. Treasury Bills	—	1,999,709	—	1,999,709
Money Market Funds	30,670	—	—	30,670
Total Short-Term Investments	30,670	1,999,709	—	2,030,379
Total Investments	$38,958	$251,499,096	$1,142,000	$252,680,054

Western Asset Global High Income Fund Inc. 2024 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$76,966	—	$76,966
Total	$38,958	$251,576,062	$1,142,000	$252,757,020
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$137,893	—	$137,893

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Western Asset Global High Income Fund Inc. 2024 Annual Report

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of May 31, 2024, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $137,893. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of November 30, 2023, there were $21 of capital gains tax liabilities accrued on unrealized gains.
(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset London and Western Asset Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, FTFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset London and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Western Asset Global High Income Fund Inc. 2024 Annual Report

During the periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended May 31, 2024, fees waived and/or expenses reimbursed amounted to $1,854, all of which was an affiliated money market fund waiver.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended May 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$101,286,186	$6,347,878
Sales	99,580,173	7,976,568
At May 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$243,333,397	$15,748,848	$(6,402,191)	$9,346,657
Forward foreign currency contracts	—	76,966	(137,893)	(60,927)
Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2024 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,039,870	5.722%	$17,637,544

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 5.400% to 6.000% during the year ended May 31, 2024. Interest expense incurred on reverse repurchase agreements totaled $467,694.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2024.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$76,966

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$137,893

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$174,005

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(250,675)
During the year ended May 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$795,125
Forward foreign currency contracts (to sell)	10,671,376

Western Asset Global High Income Fund Inc. 2024 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2024.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$48	$(91,799)	$(91,751)	—	$(91,751)
BNP Paribas SA	12,737	—	12,737	—	12,737
Citibank N.A.	8,328	(46,094)	(37,766)	—	(37,766)
JPMorgan Chase & Co.	55,763	—	55,763	—	55,763
Morgan Stanley & Co. Inc.	90	—	90	—	90
Total	$76,966	$(137,893)	$(60,927)	—	$(60,927)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
The Fund has a Margin Loan and Security Agreement (the “BofA Credit Agreement”) with the Bank of America, N.A. (“BofA”). The BofA Credit Agreement allows the Fund to borrow up to an aggregate amount of $120,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.20% except that the commitment fee is 0.15% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The BofA Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain material investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BofA Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the BofA Credit Agreement for the year ended May 31, 2024 was $4,345,483. For the year ended May 31, 2024, the Fund incurred commitment fees of $76,249. For the year ended May 31, 2024, the average daily loan balance was $70,000,000 and the weighted average interest rate was 6.11%. At May 31, 2024, the Fund had $70,000,000 of borrowings outstanding per the Credit Agreement.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
6. Distributions subsequent to May 31, 2024
The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/23/2024	6/3/2024	$0.0700
6/21/2024	7/1/2024	$0.0700
7/24/2024	8/1/2024	$0.0700
8/23/2024	9/3/2024	$0.0700
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended May 31, 2024 and May 31, 2023, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through May 31, 2024, the Fund repurchased 1,374,693 shares or 3.04% of its common shares outstanding for a total amount of $11,947,493.
8. Capital shares
The Fund filed a registration statement with the Securities and Exchange Commission, effective March 7, 2024, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $75,000,000. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares on the Statement of Changes in Net Assets, if applicable. Any deferred shares remaining at the end of the life of the shelf offering period will be expensed.
9. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Global High Income Fund Inc. 2024 Annual Report

all or some portion of the year ended May 31, 2024. The following transactions were effected in such company for the year ended May 31, 2024.

	Affiliate Value at May 31, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$263,193	$102,197,670	102,197,670	$102,430,193	102,430,193

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2024
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$109,763	—	$30,670
10. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$11,930,220	$15,124,670
Tax return of capital	6,542,582	3,124,571
Total distributions paid	$18,472,802	$18,249,241
As of May 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(142,622,530)
Other book/tax temporary differences(a)	(1,613,470)
Unrealized appreciation (depreciation)(b)	9,204,106
Total distributable earnings (loss) — net	$(135,031,894)
Western Asset Global High Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

11. Recent accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Global High Income Fund Inc. 2024 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset Global High Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. (the “Fund”) as of May 31, 2024, the related statements of operations and cash flows for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the seven years in the period ended May 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the seven years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2024
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Western Asset Global High Income Fund Inc. 2024 Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (formerly, Legg Mason Partners Fund Advisor, LLC) (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore,” and with Western Asset and Western Asset London, collectively, the “Sub-Advisers”), with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 20-21, 2024, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

Western Asset Global High Income Fund Inc.

At a meeting held on April 26, 2024, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 26, 2024 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.
Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
Western Asset Global High Income Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the

Western Asset Global High Income Fund Inc.

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end high yield funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1-, 3-, 5- and 10-year periods ended December 31, 2023. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”)
Western Asset Global High Income Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London and Western Asset Singapore under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London and Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was equal to the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median based on both common share assets and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median based on both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Western Asset Global High Income Fund Inc.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2023 and September 30, 2022. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London and Western Asset Singapore, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.
Other Benefits to the Manager and the Sub-Advisers
The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer
Western Asset Global High Income Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Western Asset Global High Income Fund Inc.

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None
Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years
Emeritus Professor of French and Italian (since 2014) and
formerly, Vice President and Dean of The College of Liberal Arts
(1984 to 2009) and Professor of French and Italian (2009 to 2014)
at Drew University

Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years	None

Western Asset Global High Income Fund Inc.

Independent Directors† (cont’d)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council of Foreign Relations

Number of portfolios in fund complex overseen by Director (including the Fund)	18
Other board memberships held by Director during the past five years
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Interested Director and Officer
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 121 funds associated with FTFA or its affiliates (since 2015);
President and Chief Executive Officer of FTFA (since 2015);
formerly, Senior Managing Director (2018 to 2020) and
Managing Director (2016 to 2018) of Legg Mason & Co., LLC
(“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 121 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Additional Officers
Fred Jensen
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates since 2020); Assistant
Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Western Asset Global High Income Fund Inc.

Additional Officers (cont’d)
Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel of Franklin Templeton
(since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its
affiliates (since 2006); Secretary of LM Asset Services, LLC
(“LMAS”) (since 2002) and Legg Mason Fund Asset
Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy
General Counsel of Legg Mason & Co. (2005 to 2020) and
Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); Senior Vice President of
LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.
†
Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
1
The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2026, year 2024 and year 2025, respectively, or thereafter in each case when their respective successors are duly elected and
Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2
Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
280 Park Ave, 8th Floor
New York, NY 10017
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.

Important Information to Shareholders (unaudited)
UPDATED DISCLOSURES FOR THE FUND
The following additional information is provided for the Fund as of the fiscal year ended May 31, 2024.
Summary of Fund Expenses
Sales Load (as a percentage of offering price)	0.00%
Offering Expense (as a percentage of offering price)(1)	0.00%
Dividend Reinvestment Plan Fees(2)	$5.00

Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(3)	1.25%
Interest Payments on Borrowed Funds(4)	2.96%
Other Expenses(5)	0.25%
Total Annual Fund Operating Expenses	4.46%

(1)	Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs will be amortized on a pro-rata basis as shares are sold and will be presented as a reduction to the net proceeds from the sale of shares. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the period ended May 31, 2024, no shares were sold and no deferred offering costs were amortized.
(2)	Common Stockholders will pay brokerage charges if they direct the Plan Agent to sell shares of Common Stock held in a dividend reinvestment account. There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.
(3)	The Investment Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily “Managed Assets”. Managed Assets means net assets plus the amount of any borrowings (including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities and preferred stock that may be outstanding, collectively “Borrowings”). For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 32% of its Managed Assets, which equals the average level of Borrowings for the Fund’s fiscal year ended May 31, 2024. If the Fund were to use Borrowings in excess of 32%, the amount of management fees paid to the Investment Manager would be higher because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage.
(4)	The Fund has utilized Borrowings in an aggregate amount of 32% of its Managed Assets, which equals the average level of Borrowings for the Fund’s fiscal year ended May 31, 2024. The expenses and rates associated with Borrowings may vary.
(5)	“Other Expenses” are estimated based on amounts incurred in the fiscal year ended May 31, 2024.
Examples
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$45	$135	$226	$458
The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund.

Western Asset Global High Income Fund Inc.

Important information to shareholders (unaudited) (cont’d)
The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market Price and Net Asset Valuation (NAV) Information
The Fund’s Common Stock is traded on the NYSE under the symbol “EHI”. The below table details for the period indicated the high and low closing market prices, the NAV, and premium to or discount from NAV, on the date of each of the high and low market prices.

	Quarterly Closing Market Price		Quarterly Closing NAV Price per Common share on Date of Market Price		Quarterly Closing Premium/(Discount) on Date of Market Price
	High	Low	High	Low	High	Low
Fiscal Year 2024:
May 31, 2024	$7.15	$6.74	$7.46	$7.15	(4.16)%	(5.73)%
February 29, 2024	$7.37	$6.85	$7.47	$7.21	(1.34)%	(4.99)%
November 30, 2023	$7.35	$6.05	$7.29	$6.81	0.82%	(11.16)%
August 31, 2023	$7.72	$6.86	$7.44	$7.16	3.76%	(4.19)%
Fiscal Year 2023:
May 31, 2023	$7.77	$6.65	$7.50	$7.14	3.60%	(6.86)%
February 28, 2023	$7.72	$6.71	$8.12	$7.61	(4.93)%	(11.83)%
November 30, 2022	$7.41	$6.34	$7.77	$7.24	(4.63)%	(12.43)%
August 31, 2022	$7.82	$7.01	$8.37	$7.69	(6.57)%	(8.84)%
Source of market prices: NYSE.
The NAV per Common Share on May 31, 2024 was $7.17 and the market price per Common Stock at the close of business on May 31, 2024 was $6.96, representing a 2.93% discount from such net asset value. As of May 31, 2024, the Fund has 22,724,807 outstanding shares of Common Stock.
Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Fund’s Common Stock has traded in the market below, at and above net asset value since the commencement of the Fund’s operations. However, it has recently been the case that the Fund’s Common Stock has traded at a discount from NAV. The Fund cannot

Western Asset Global High Income Fund Inc.

determine the reasons why the Fund’s Common Stock trades at a premium to or discount from NAV, nor can the Fund predict whether its Stock will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. The Board regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of the Fund’s Common Stock on the open market, the making of a tender offer for such shares or other programs intended to reduce the discount. The Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Senior Securities Table
The Fund engaged in senior securities during the prior ten years as follows:
Year Ended	Total Amount Outstanding(1)	Asset Coverage per 1,000(2)	Average Market Value Per Unit(3)
Revolving Credit Facility:
May 31, 2024*	$70,000,000	$3,328	N/A
May 31, 2023*	$70,000,000	$3,315	N/A
May 31, 2022*	$77,000,000	$3,505	N/A
May 31, 2021*	$85,500,000	$3,829	N/A
May 31, 2020*	$158,000,000	$3,706	N/A
May 31, 2019*	$180,000,000	$3,583	N/A
May 31, 2018	$168,000,000	$3,829	N/A
May 31, 2017	$171,000,000	$3,992	N/A
May 31, 2016	$120,000,000	$3,729	N/A
May 31, 2015*	$125,000,000	$4,062	N/A
*	The Fund had open reverse repurchase agreements at May 31, 2024, 2023, 2022, 2021, 2020, 2019 and 2015.
(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per $1,000 of indebtedness is the value of net assets plus the senior securities outstanding at the end of the period divided by the senior securities outstanding at the end of the period.
(3)	Not applicable, as these senior securities were not registered for public trading.

UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before May 31, 2024, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.
Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is high current income and secondary investment objective is total return.
Principal Investment Policies and Strategies
Under normal market conditions, the Fund will invest at least 10% and up to 80% of its total assets in (i) below investment grade (high yield) fixed income (debt) securities issued by corporate issuers.
Under normal market conditions, the Fund will invest at least 10% and up to 80% of its assets in emerging market fixed income securities.
Under normal market conditions, the Fund will invest at least 10% and up to 80% of its assets in investment grade fixed income securities.
The Fund usually will attempt to maintain a portfolio with a weighted average credit quality rated at least B3 by Moody’s or B- by S&P or an equivalent rating from any nationally recognized statistical rating organization.  If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.
For temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its assets in investments of non-corporate issuers, including high-quality, short-term debt securities. In addition, in anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its assets in U.S. government securities, certificates of deposit, repurchase agreements, or short term commercial paper.  The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.
As a temporary defensive strategy, the Fund may employ alternative strategies, including investment of all of the Fund’s assets in securities rated investment grade by any nationally recognized statistical rating organization, or in unrated securities of comparable quality.
The Fund may invest up to 20% of its managed assets in all types of equity securities, including common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs.
The Fund has no specific policy with regard to turnover.
The Fund may invest up to 15% of its managed assets in illiquid securities.

Western Asset Global High Income Fund Inc.

The Fund may invest up to 10% of its total assets in any combination of publicly or privately traded mortgage REITs and hybrid REITs.
The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.
The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits.
The Fund may invest in collateralized debt obligations, collateralized bond obligations and collateralized loan obligations.
The average portfolio duration of the Fund will normally be within one to seven years based on the Investment Manager’s forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs, but may purchase, sell, or enter into futures contracts, options on futures contracts, forward contracts, or interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments.

Principal Risk Factors
There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The following section includes a summary of the principal risks of investing in the Fund.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The

Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
• Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of Common Shares or overall returns.
Below Investment Grade (High-Yield or Junk Bond) Securities Risk. The Fund may invest in high-yield debt securities. Debt securities rated below investment grade are commonly referred to as “high-yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Debt securities rated C or lower by Moody’s, CCC or lower by S&P or CC or lower by Fitch or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by Western Asset to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Western Asset Global High Income Fund Inc.

Debt securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.
Foreign Securities and Emerging Markets Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investment in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and tax disputes, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. Foreign investments may also be adversely affected by U.S. government or international economic sanctions, which could eliminate the value of an investment. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
The risks of foreign investment are greater for investments in emerging markets. “Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank
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Summary of information regarding the Fund (unaudited) (cont’d)
in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Non-U.S. Government, or Sovereign, Debt Securities Risk. The Fund invests in non-U.S. government, or sovereign, debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
Foreign Currency Risk. The value of investments denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Liquidity Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after

Western Asset Global High Income Fund Inc.

purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.
Preferred Stock Risk. Generally, the Fund has a greater flexibility to invest in equity securities. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar
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Summary of information regarding the Fund (unaudited) (cont’d)
to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
REITs Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity or hybrid REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage or hybrid REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage and hybrid REITs are subject to the risks of accelerated prepayments of mortgage pools or pass-through securities, reliance on short-term financing and more highly leveraged capital structures. REITs are dependent upon the skills of their managers and are not diversified.
REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as

Western Asset Global High Income Fund Inc.

hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause CRO to bear its proportionate share of the costs of the REITs’ operations. At the same time, CRO will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
• Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities may guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities also may change because of changes in the market’s perception of the creditworthiness of the organization that issues or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support.
Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected.
In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of the mortgage pool.

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Summary of information regarding the Fund (unaudited) (cont’d)
Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables, and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools or mortgages, assets, or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
• Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have, paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to stockholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
• Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds

Western Asset Global High Income Fund Inc.

that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market.
• Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
• Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.
In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.
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Summary of information regarding the Fund (unaudited) (cont’d)
• Interest and Principal Only Securities Risk. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Generally derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase

Western Asset Global High Income Fund Inc.

agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
Risks of Futures and Options on Futures. The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.
• Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.
• There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.
• Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.
• There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
• There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.
Risks of Futures and Options on Futures. The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Summary of information regarding the Fund (unaudited) (cont’d)
• Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.
• There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.
• Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.
• There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
• There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.
Credit Default Swap Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap is a form of leverage. The Fund currently segregates assets on the Fund’s

Western Asset Global High Income Fund Inc.

records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller or otherwise covers such obligations. If such assets are not fully segregated or otherwise covered by the Fund, the use of credit default swap transactions could then be considered senior securities for purposes of the 1940 Act. Recent market developments related to credit default swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, credit default swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use credit default swaps. Although the Fund will seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
Repurchase Agreements Risk. Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Western Asset. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the
Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Senior Loans Risk. The Fund may invest in first lien senior secured loans (“Senior Loans”) issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risk with respect to that lender.
The Fund will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield

Western Asset Global High Income Fund Inc.

on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally of below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.
Second Lien Loans Risk. Second senior secured lien loans (“Second Lien Loans”) generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Loan Participations and Assignments Risk. The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Western Asset to be creditworthy.
Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to
Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”, together with Western Singapore, the “Non-U.S. Subadvisers” and individually, each a “Non-U.S. Subadviser”) and each individual investment professional may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.
Potential Conflicts of Interest Risk. FTFA, Western Asset, the Non-U.S. Subadvisers (together with FTFA and Western Asset, the “Managers”) and the Fund’s investment professionals have interests which may conflict with the interests of the Fund. In particular, FTFA also manages, and Western Asset serves as subadviser to, another closed-end investment company listed on the NYSE that has an investment objective and investment strategies that are substantially similar to the Fund. Further, the Managers may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Managers and the Fund’s investment professionals may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Managers and the Fund’s investment professionals may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, an investment professional may determine that an investment opportunity may be appropriate for only some accounts for which he or she exercises investment responsibility, or may decide that certain accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Western Asset Global High Income Fund Inc.

Rating Agency Risk. Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.
Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly.  The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to
Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Leverage Risk. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities, and through the issuance of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. The value of your investment may be more volatile if the Fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the Fund’s portfolio. The Fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet redemption requests.
Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.
Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies

Western Asset Global High Income Fund Inc.

as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Shares in a relatively short period. Whether investors will realize gains or losses upon the sale of Common Shares will depend not upon the Fund’s net asset value but upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as relative supply of and demand for Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective. The Fund’s Bylaws also contains a provision providing that the Fund is subject to the provisions of the Maryland Control Share Acquisition Act. There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors,
Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

Western Asset Global High Income Fund Inc.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service
Western Asset Global High Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on March 7, 2024. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2024:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$5,646,253
Section 163(j) Interest Earned	§163(j)	$21,110,548
Interest Earned from Federal Obligations	Note (1)	$361,256
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
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Western Asset
Global High Income Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Nisha Kumar
Jane Trust
Chairman
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira*
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Global High Income Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Franklin Templeton Fund Adviser, LLC**
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
EHI
*
Effective September 7, 2023, Mr. De Oliveira became Secretary and Chief Legal Officer.
**
Formerly known as Legg Mason Partners Fund Advisor, LLC.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•
Personal information included on applications or other forms;
•
Account balances, transactions, and mutual fund holdings and positions;
•
Bank account information, legal documents, and identity verification documentation; and
•
Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•
Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.
Western Asset Global High Income Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
WASX010005 7/24

Item 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial experts”.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending May 31, 2023 and May 31, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,769 in May 31, 2023 and $66,769 in May 31, 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2023 and $0 in May 31, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in May 31, 2023 and $10,000 in May 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global High Income Fund Inc. were $0 in May 31, 2023 and $8,000 in May 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Advisor, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $350,359 in May 31, 2023 and $342,635 in May 31, 2024.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.
•	Impacted accounts are checked to confirm Western Asset voting authority.
•	The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)
•	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
•	The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.
•	Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.
•	Copies of proxy statements received with respect to securities in client accounts.
•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
•	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Became Co-Chief Investment Officer of Western Asset in September 2023 with S. Kenneth Leech, with whom he leads the Global and US Strategy Committees; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Walter Kilcullen Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 1, 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002
Ian Edmonds Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 1, 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Lead Portfolio Manager of Western Asset Management’s Global Multi-Sector portfolios; employed by Western Asset Management as an investment professional since 1994

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2024.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	75	$111.65 billion	None	None
	Other Pooled Vehicles	286	$68.00 billion	22	$2.56 billion
	Other Accounts	574	$173.55 billion	20	$11.26 billion
Ian Edmonds‡	Other Registered Investment Companies	3	$834 million	None	None
	Other Pooled Vehicles	21	$3.80 billion	3	$326 million
	Other Accounts	16	$6.33 billion	1	$171 million
Christopher Kilpatrick ‡	Other Registered Investment Companies	8	$3.05 billion	None	None
	Other Pooled Vehicles	6	$483 million	3	$326 million
	Other Accounts	None	None	None	None
Ryan Brist ‡	Other Registered Investment Companies	29	$14.64 billion	None	None
	Other Pooled Vehicles	29	$14.84 billion	None	None
	Other Accounts	169	$72.46 billion	5	$1.32 billion

Walter Kilcullen‡	Other Registered Investment Companies	10	$4.88 billion	None	None
	Other Pooled Vehicles	18	$7.60 billion	3	$326 million
	Other Accounts	21	$3.43 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of May 31, 2024 : Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2024.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Ryan K. Brist	A
Christopher F. Kilpatrick	A
Ian Edmonds	A
Walter Kilcullen	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

(c) Consent of Independent Registered Public Accounting Firm

EX99_CONSENT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2024

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 25, 2024